June 27, 2003


Aeroflex Incorporated
35 South Service Road
Plainview, New York 11803
Attn.:  Michael Gorin, President

MCE Technologies, Inc.
310 Dino Drive
Ann Arbor, Michigan  48103
Attn:  John L. Smucker, President

                  Re:      MCE / AEROFLEX
                           Warrant Exchange Agreement
                           --------------------------
Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, among MCE Technologies, Inc., a Michigan corporation ("MCE"), Michael J. Endres, on behalf of the shareholders and warrantholders of MCE (the "Shareholders' Representative"), MCE Acquisition Corporation, a Michigan corporation ("Acquisition"), and Aeroflex Incorporated, a Delaware corporation ("Aeroflex").

         Unless otherwise indicated or specifically defined, all capitalized terms used herein shall have the meaning ascribed to them in the Merger Agreement.

         This letter agreement is the Warrant Exchange Agreement described in the Recitals to and elsewhere in the Merger Agreement. As an essential condition and inducement to Aeroflex and Acquisition to enter into the Merger Agreement and in consideration therefor, the undersigned has agreed to enter into this Agreement.

         To that end, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Representations and Warranties - Capital Stock. The undersigned
            ----------------------------------------------
represents and warrants to Aeroflex and Acquisition as of the date hereof as follows:

                  (a) The undersigned has good and valid title to the Warrants listed on Schedule 4.3 to the Merger Agreement as being owned by the undersigned and is the sole record and beneficial owner of such Warrants, free and clear of any and all liens.

                  (b) Except as set forth in Schedule 4.3 to the Merger Agreement, the undersigned does not have any rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind authorized or outstanding to purchase or otherwise acquire from the Company or any other Person any capital stock, or other securities or obligations of any kind convertible into or exchangeable for any capital stock, of any class of capital stock of the Company or any other equity interest in the Company.

                  (c) Except as set forth in Schedule 4.3 to the Merger Agreement, the undersigned is not a party to any proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the ability to transfer or the right to vote any of the undersigned's Warrants.

         2. Voting Agreement. The undersigned agrees to take such actions as are
            ----------------
reasonably necessary to approve and otherwise effect the Merger and the other transactions contemplated in the Merger Agreement (the "Transactions") including, without limitation, approving the Transaction (a) under the Amended and Restated Note, Warrant and Preferred Stock Purchase Agreement, dated as of July 21, 2000, as amended, among the Company, the undersigned and the other signatory(ies) thereto, (b) under the Senior Subordinated Note and Warrant Purchase Agreement, dated as of July 28, 1999, as amended, among the Company, the undersigned and the other signatory(ies) thereto, (c) as the holder of the Series A Preferred Stock issued by the Company, and (d) as the holder of the Warrants; provided that the undersigned shall not be so required to take such actions in the event that there is a Change in MCE Recommendation.

         3. Warrant Exchange. Effective as of the Effective Time,
            ----------------
notwithstanding any provisions in the undersigned's Warrants to the contrary (including, without limitation, the provisions of in Article V thereof), the undersigned's Warrants shall be exchanged for, and converted into the right to receive that number of shares of Aeroflex Common Stock into which the MCE Shares underlying such Warrants otherwise would be convertible in accordance with the Exchange Ratio and pursuant to the terms of the Merger Agreement. In connection therewith, the provisions of Sections 2.3(b) and (c) of the Merger Agreement are hereby incorporated herein by reference.

         4. Indemnification. The provisions of Article IX of the Merger
            ---------------
Agreement are hereby incorporated herein by reference with the effect that the undersigned shall be deemed for purposes thereof to be one of the Shareholders owning that number of MCE Shares issuable pursuant to the undersigned's Warrants.

         5. Shareholders' Representative. The provisions of Article X of the
            ----------------------------
Merger Agreement are hereby incorporated herein by reference with the effect that:

                  (a) In the event that the Shareholders approve the Merger, effective upon such vote and without further action by the undersigned, the undersigned hereby irrevocably appoints Michael J. Endres as the Shareholders' Representative to act as the true and lawful agent of the undersigned and attorney-in-fact with respect to all matters arising in connection with the Merger Agreement and the Pledge Escrow Agreement; and

                  (b) The undersigned shall be deemed for purposes of Article X to be one of the Shareholders owning that number of MCE Shares issuable pursuant to the undersigned's Warrants.

         6. Shareholder Expenses. The provisions of Section 6.3(e) of the Merger
            --------------------
Agreement are hereby incorporated herein by reference with the effect that the undersigned shall be deemed for purposes thereof to be one of the Shareholders owning that number of MCE Shares issuable pursuant to the undersigned's Warrants and, consequently, shall be obligated to pay the undersigned's pro rata share of the expenses to be borne by the Shareholders in accordance with such Section 6.3(e).

         7. Pledge Escrow Agreement. The undersigned agrees to execute and
            -----------------------
deliver the Pledge Escrow Agreement at the Closing in the form approved by the Shareholders' Representative.

         8. Cooperation. From and after the date of this letter agreement, each
            -----------
of the parties hereto, their respective officers, directors, accountants, attorneys, agents and other representatives, shall cooperate with each other and shall facilitate the consummation of this letter agreement and the Merger Agreement and the transactions contemplated herein and therein, provided that the undersigned shall not be so required to take such actions in the event that there is a Change in MCE Recommendation.

         9. Miscellaneous. This Agreement may be executed in several
            -------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Other than the validity of the Merger, which shall be governed by the laws of the State of Michigan, this Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York without regard to that State's conflict of laws principles.

                              Very truly yours,



                              [NAME OF WARRANTHOLDER]


                              By:
                                 ------------------------------
                                 Its:
                                     --------------------------

                                 Address:
                                         ----------------------

                                 ------------------------------


                                 ------------------------------

Agreed and Accepted:
--------------------

AEROFLEX INCORPORATED

By:
   ------------------------------------
   Its:
       --------------------------------

Dated:  June 27, 2003




MCE TECHNOLOGIES, INC.

By:
   ------------------------------------
         John L. Smucker, President

Dated:  June 27, 2003